SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
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COLOR KINETICS INCORPORATED
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COLOR KINETICS INCORPORATED
10 Milk Street, Suite 1100
Boston, Massachusetts 02108
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholder:
      We invite you to attend our 2005 Annual Meeting of Stockholders, which is being held as follows:

Date:	Wednesday, May 25, 2005
Time:	10:00 a.m., local time
Location:	Foley Hoag LLP
Thirteenth Floor
Seaport World Trade Center West
155 Seaport Boulevard
Boston, Massachusetts 02210
      At the meeting, we will ask our stockholders to:

•	elect three directors, each for a three-year term;

•	approve an increase in the number of shares of common stock issuable under our 2004 Stock Incentive Plan; and

•	consider any other business properly presented at the meeting.
      You may vote on these matters in person or by proxy. Whether or not you plan to attend the meeting, we ask that you promptly complete and return the enclosed proxy card in the enclosed addressed, postage-paid envelope, so that your shares will be represented and voted at the meeting in accordance with your wishes. If you attend the meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on April 4, 2005 may vote at the meeting.

By order of the Board of Directors,

John D. Patterson, Jr.
Secretary
April 19, 2005

PROXY STATEMENT
FOR THE
COLOR KINETICS INCORPORATED
2005 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING
The Meeting
      The 2005 Annual Meeting of Stockholders of Color Kinetics Incorporated will be held at 10:00 a.m., local time, on Wednesday, May 25, 2005 at the offices of Foley Hoag LLP, Thirteenth Floor, Seaport World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210. At the meeting, stockholders of record on the record date for the meeting who are present or represented by proxy will have the opportunity to vote on the following matters:

•	the election of three Class I directors, each for a three-year term;

•	an increase in the number of shares of common stock currently issuable under our 2004 Stock Incentive Plan from 1,000,000 to 1,500,000; and

•	any other business properly presented at the meeting.
This Proxy Solicitation
      We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the meeting (including any adjournment or postponement of the meeting).

•	This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares at the meeting in accordance with your instructions.
      We will pay the cost of soliciting these proxies.Our directors, officers and employees may solicit proxies in person, by telephone or by other means. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to the beneficial owners of those shares. At present, we do not plan to retain the services of a proxy solicitation firm to assist us in this solicitation.
      We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about April 19, 2005. In this mailing, we are including a copy of our 2004 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2004 (excluding exhibits), as filed with the Securities and Exchange Commission.
Who May Vote
      Holders of record of our common stock at the close of business on April 4, 2005 are entitled to one vote per share of common stock on each proposal properly brought before the annual meeting.
      A list of stockholders entitled to vote will be available at the annual meeting. In addition, you may contact our Investor Relations Specialist, Justine Alonzo, at our offices located at 10 Milk Street, Suite 1100, Boston, Massachusetts 02108, to make arrangements to review a copy of the stockholder list at those offices, between the hours of 9:00 a.m. and 5:30 p.m., local time, on any business day up to the time of the annual meeting.
How to Vote
      You are entitled to one vote at the meeting for each share of common stock registered in your name at the close of business on April 4, 2005, the record date for the meeting. You may vote your shares at the meeting in person or by proxy.

•	To vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

•	To vote by proxy, you must complete and return the enclosed proxy card. Your proxy card will be valid only if you sign, date and return it before the meeting. By completing and returning the proxy card, you will direct the persons named on the proxy card to vote your shares at the meeting in the manner you specify. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors and FOR the increase in the number of shares issuable under our 2004 Stock Incentive Plan. If any other business properly comes before the meeting, then the designated persons will have the discretion to vote in any manner.

      If you vote by proxy, you may revoke your proxy at any time before it is exercised by taking one of the following actions:

•	sending written notice to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement;

•	voting again by proxy on a later date; or

•	attending the meeting, notifying our Secretary that you are present, and then voting in person.
Shares Held by Brokers or Nominees
      If a broker or nominee holds shares of our common stock for you in its name as record holder, then this proxy statement may have been forwarded to you with a voting instruction card, which allows you to instruct the broker or nominee how to vote your shares on the proposals described herein. To vote by proxy, you should follow the directions provided with the voting instruction card. If your shares are held by a broker and you do not provide timely voting instructions, the broker may have discretionary authority to vote your shares on matters which are considered routine. For non-routine matters, if you do not provide instructions, the broker will not vote your shares, which results in a “broker non-vote.” To vote your shares in person, you must obtain a properly executed legal proxy from the record holder of the shares which identifies you as a Color Kinetics stockholder and authorizes you to act on behalf of the record holder with respect to a specified number of shares.
Quorum Required to Transact Business
      At the close of business on April 4, 2005, 18,017,117 shares of common stock were outstanding. Our by-laws require that a majority of our common stock be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists.
Multiple Stockholders Sharing the Same Address
      If you and other residents at your mailing address own shares of common stock through a broker or other nominee, you may have elected to receive only one copy of this proxy statement and our 2004 Annual Report. If you and other residents at your mailing address own shares of common stock in your own names, you may have received only one copy of this proxy statement and our 2004 Annual Report unless you provided our transfer agent with contrary instructions.
      This practice, known as “householding,” is designed to reduce our printing and postage costs. You may promptly obtain an additional copy of this proxy statement, enclosed proxy card and our 2004 Annual Report by sending a written request to Color Kinetics Incorporated Investor Relations, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108 or by calling our Investor Relations department at 617-701-2272. If you hold your shares through a broker or other nominee and wish to discontinue householding or change your householding election, you may do so by calling 1-800-542-1061 or writing to ADP, 51 Mercedes Way, Edgewood, NY 11717. If you hold shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling 1-800-937-5449 or writing to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

PROPOSAL 1:
ELECTION OF THREE DIRECTORS
      The first proposal on the agenda for the meeting is the election of three people to serve as Class I directors, each for a three-year term that will begin at the meeting and end at our 2008 annual meeting of stockholders. Our Board of Directors currently has seven members and is divided into three classes, two of which, Classes II and III, have two members and one of which, Class I, has three members. Members of each class of directors serve for three-year terms. We stagger these terms so that the term of one class expires each year.
Nominees for Election
      Our Board of Directors has nominated Noubar B. Afeyan, Michael Hawley and James F. O’Connor for re-election as Class I directors. Brief biographies of Mr. Afeyan, Mr. Hawley and Mr. O’Connor, as of April 4, 2005, follow. You will find information about each nominee’s holdings of common stock on page 20.

Noubar B. Afeyan Class I Director Nominee	Mr. Afeyan has served as one of our directors since 1998. In 1999 Mr. Afeyan founded Flagship Ventures, a venture capital firm, where he has served as Senior Managing Director and, since 2002, as Chief Executive Officer. Mr. Afeyan is also a Senior Lecturer at the Massachusetts Institute of Technology’s Sloan School of Management. Mr. Afeyan is a director of Antigenics, Inc. Mr. Afeyan received a B.S. in chemical engineering from McGill University and a Ph.D. in biochemical engineering from the Massachusetts Institute of Technology. Mr. Afeyan is 42.

Michael Hawley Class I Director Nominee	Mr. Hawley has served as one of our directors since 1998. Mr. Hawley is a director of Eastman Kodak Company. Mr. Hawley currently serves as the visiting Director of Special Projects for the University of Memphis. Mr. Hawley served as The Alex W. Dreyfoos Assistant Professor of Media Technology at the Massachusetts Institute of Technology Media Lab from 1993 to 2003. Mr. Hawley holds a B.S./ B.A. degree in music and computer science from Yale University and received a Ph.D. in Media Technology from the Massachusetts Institute of Technology. Mr. Hawley is 43.

James F. O’Connor Class I Director Nominee	Mr. O’Connor has served as one of our directors since June of 2004. Since 1998, Mr. O’Connor has been a Managing Director and Chief Executive Officer of The Chartwell Company, a merchant and investment banking firm. Mr. O’Connor is a certified public accountant. Mr. O’Connor received a B.S. from Boston College and was a Rotary International Foundation Fellow at the Swiss School of Economics. Mr. O’Connor is 64.
      If for any reason Mr. Afeyan, Mr. Hawley or Mr. O’Connor becomes unavailable for election, the persons designated in the proxy card may vote the shares represented by proxy for the election of a substitute nominated by the Board of Directors. Mr. Afeyan, Mr. Hawley and Mr. O’Connor have each consented to serve as a director if elected, and we currently have no reason to believe that any of them will be unable to serve.
      The three people receiving the greatest number of votes cast will be elected as Class I directors. We will not count votes withheld or broker non-votes when we tabulate votes cast for the election of a director.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. AFEYAN, MR. HAWLEY AND MR. O’CONNOR AS CLASS I DIRECTORS.
PROPOSAL 2:
AMENDMENT OF 2004 STOCK INCENTIVE PLAN
      On March 28, 2005, the Board of Directors amended our 2004 Stock Incentive Plan to increase the number of shares currently available for issuance under the plan from 1,000,000 to 1,500,000, subject to adjustments in the event of stock splits, stock dividends, recapitalizations and the like. The effect of this amendment will be to increase the maximum number of shares issuable under the Stock Incentive Plan to 2,250,000. The Board of Directors is submitting this amendment to the 2004 Stock Incentive Plan to our stockholders for approval. If our stockholders do not approve this amendment, the total number of shares that may be issued under the plan will remain at 1,000,000 until June 25, 2005 when pursuant to the Stock Incentive Plan the number of shares available for issuance will be automatically increased to 1,150,000 and will thereafter automatically increase by an additional 150,000 shares annually, up to a maximum of 1,750,000 shares.
      The purpose of the 2004 Stock Incentive Plan is to further align the interests of our current and future directors, executive officers and other employees with the interests of our stockholders by giving them an opportunity to acquire an ownership interest (or increase an existing ownership interest) in Color Kinetics through the acquisition of shares of common stock. The Board also believes that the 2004 Stock Incentive Plan assists us in attracting and retaining key employees by enabling us to offer competitive compensation packages. Stock options currently constitute a significant portion of the overall compensation of our employees, including our executive officers and our non-employee directors.
      In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. We will count abstentions but not broker non-votes when we tabulate votes cast, and, as a result, an abstention with respect to this proposal will have the same effect as a vote against the proposal.
      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO APPROVE THE AMENDMENT OF THE 2004 STOCK INCENTIVE PLAN.
Description of the 2004 Stock Incentive Plan
      In April 2004, our Board of Directors adopted and our stockholders approved our 2004 Stock Incentive Plan effective on June 25, 2004, the closing of our initial public offering of common stock. The Stock Incentive Plan initially authorized the issuance of awards for up to 1,000,000 shares of our common stock. The Stock Incentive Plan also authorizes, on each of the first five anniversaries of the date of adoption of the Stock Incentive Plan, the issuance of an additional 150,000 shares of our common stock or such lesser number of shares as is determined by the Board of Directors such that the maximum number of shares issuable under the Stock Incentive Plan shall be 1,750,000. Pursuant to this provision, on June 25, 2005, the first anniversary of the date of adoption of the Stock Incentive Plan, the number of shares authorized for issuance under the Stock Incentive Plan will automatically increase by 150,000 shares to 1,150,000 shares. As of April 4, 2005, there are options to purchase 682,400 shares of common stock outstanding under the 2004 Stock Incentive Plan.
      If the proposed amendment to the Stock Incentive Plan is approved, the number of shares of our common stock available for issuance under the Stock Incentive Plan will be increased immediately to 1,500,000. On each of the next five anniversaries of the original June 25, 2004 date of adoption of the Stock Incentive Plan, that number will automatically increase by 150,000, up to a maximum of 2,250,000.
      The Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee selects the individuals to whom awards will be granted and determines the exercise price and other terms of each award, subject to the provisions of the Stock Incentive Plan.

      The Stock Incentive Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and nonstatutory stock options. The Stock Incentive Plan also provides for awards of restricted stock, unrestricted stock, performance share awards and stock appreciation rights.
      Our officers, directors, employees, consultants and advisors are eligible to receive awards under the Stock Incentive Plan. No participant may receive awards for more than 500,000 shares of common stock in any calendar year.
      Incentive options may be granted under the Stock Incentive Plan to our employees and employees of our affiliates within the meaning of the Internal Revenue Code, including our officers and directors as well as officers and directors of our affiliates who are also employees. The exercise price of incentive options granted under the Stock Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. This type of optionee must exercise his or her option within five years from the date of grant.
      Under the terms of the Stock Incentive Plan, we may grant nonstatutory options to our officers and other employees, our directors, and other individuals providing services to us at an exercise price of at least equal to the fair market value on the date of grant.
      Under the terms of the Stock Incentive Plan, non-employee directors also receive certain automatic option grants as described in “Compensation of Directors” on page 13. Our non-employee directors may elect to receive shares of our common stock issued under the Stock Incentive Plan in lieu of their quarterly cash payments for service on the Board and committees as described in “Compensation of Directors” on page 13.
      The Stock Incentive Plan provides that, upon a change of control of Color Kinetics:

•	each holder of an outstanding option, restricted stock award, performance share award or stock appreciation right shall be entitled, upon exercise of such option, to receive, in lieu of shares of our common stock, shares of such award or other securities, cash or property as the holders of our common stock received in connection with the change of control;

•	the Compensation Committee may accelerate the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights; or

•	all outstanding options, restricted stock awards, performance share awards and stock appreciation rights may be cancelled by the Compensation Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an award and that each holder of an award shall have the right to exercise such award to the extent that the same is then exercisable or, if the Compensation Committee shall have accelerated the time for exercise of all unexercised and unexpired options, restricted stock awards, performance share awards and stock appreciation rights, in full, during the 30-day period preceding the effective date of such a transaction.
      For these purposes, a “change of control” means the occurrence of any of the following:

•	any person becomes a beneficial owner of securities representing 50% of the combined voting power of Color Kinetics’ then outstanding securities;

•	Color Kinetics engages in a merger or consolidation under circumstances in which the stockholders of Color Kinetics immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of Color Kinetics or the surviving or resulting corporation, as the case may be; or

•	Color Kinetics approves a complete liquidation of itself or sells or otherwise disposes of all or substantially all of its assets.

Registration of Shares
      We intend to file, as soon as practicable, a registration statement covering the additional 500,000 shares of common stock that will be issuable under the Stock Incentive Plan if the increase is approved by our stockholders. Except in the case of shares issued to our affiliates, as defined in the Securities Act of 1933, the shares of common stock issued under the Stock Incentive Plan will be freely tradable in the public market if they are issued while a registration statement is effective.
      The foregoing discussion is only a summary of some of the provisions of our Stock Incentive Plan. A full copy of the 2004 Stock Incentive Plan as amended is attached as Appendix A to this proxy statement.
New Plan Benefits
      Because the grant of awards under the Stock Incentive Plan will be made in the future at the discretion of the Compensation Committee, we are unable to determine the dollar value or number of shares or amounts that will be received by or allocated to any person, including any executive officer, director or employee of Color Kinetics as a result of the increase in the number of shares subject to issuance under the Stock Incentive Plan. If the proposed amendment had been in effect during 2004, it would not have affected the number of awards received by or allocated to participants in 2004.
Future Amendments to the 2004 Stock Incentive Plan; Limitation on Repricing
      Our Board of Directors may, in its discretion, terminate or amend the Stock Incentive Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in any award previously granted which would adversely affect the rights of an award holder under the Stock Incentive Plan. The exercise prices of options or stock appreciation rights outstanding under the Stock Incentive Plan may not be decreased without the approval of our stockholders, except in the event of a stock split, stock dividend, recapitalization or the like.
Federal Income Tax Information With Respect to the 2004 Stock Incentive Plan
      The following is a summary of the material United States federal income tax consequences of the 2004 Stock Incentive Plan generally applicable to participants and to Color Kinetics. Individual participants should contact their own tax advisors with respect to the federal, state and local tax consequences applicable to them based upon their particular circumstances.

Incentive Stock Options
      The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is also no tax upon exercise of an incentive option. If the shares acquired upon exercise of an incentive option are not disposed of by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such two-year and one-year periods, which is known as a “disqualifying disposition,” the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

Non-Statutory Stock Options
      The grantee of a non-statutory stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

Restricted Stock Awards
      The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he or she otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for the stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of the shares. The capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.
      Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to Section 83(b) of the Internal Revenue Code are advised to consult their own tax advisors.

Unrestricted Stock Awards
      The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives the common stock. The grantee’s basis in any common stock received pursuant to the grant of an unrestricted stock award will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Performance Share Awards
      The federal income tax laws applicable to Performance Share Awards are identical to those applicable to Restricted Stock Awards. See “Restricted Stock Awards.”

Stock Appreciation Rights
      The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the difference between the fair market value of the common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year of exercise. If the grantee of a stock appreciation right does not exercise the right, the excess of the fair market value of our common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year the stock appreciation right lapses.
      If upon the exercise of a stock appreciation right or upon the lapse of a stock appreciation right the grantee receives common stock, the grantee’s basis in those shares which will be used in computing any capital gain or loss upon disposition of such shares will be equal to the fair market value of those shares on the date of exercise or lapse. Any gain recognized by the recipient upon a subsequent disposition of such shares is treated as long-term capital gain if the recipient held such shares for more one year, and short-term capital gain if the recipient held the shares for one year or less.

Internal Revenue Code Section 409A
      New Internal Revenue Code Section 409A, which became effective on January 1, 2005, imposes significant new restrictions on deferred compensation arrangements. The term “deferred compensation”, as defined under Section 409A, may apply to certain types of equity-based compensation awards available under the Stock Incentive Plan, in particular certain non-statutory stock options, performance share awards and stock appreciation rights. Awards subject to Section 409A which do not comply with its requirements generally become subject to inclusion in income for federal income tax purposes when no longer subject to a substantial risk of forfeiture; in addition, interest and a 20% penalty tax on amounts included in income apply. Awards under the Stock Incentive Plan which were vested prior to December 31, 2004 and which are not materially modified are excepted from the application of Section 409A.
      Although Section 409A became effective on January 1, 2005, the Internal Revenue Service has provided in Notice 2005-1 that plans will satisfy the new rules if the plans are amended on or before December 31, 2005 to conform to the new provisions of Section 409A with respect to amounts subject to the new rules, and the plans are operated in “good faith” compliance with Section 409A during calendar year 2005. Color Kinetics intends to amend the Stock Incentive Plan and any awards issued thereunder which are subject to Section 409A to conform to the new rules prior to December 31, 2005 and to operate the Stock Incentive Plan in compliance with Section 409A and the Treasury guidance issued and to be issued thereunder in the interim.

Taxation of Color Kinetics
      Generally, subject to certain limitations, Color Kinetics may deduct on its corporate income tax return, in the year in which a Stock Incentive Plan participant recognizes ordinary income upon the occurrence of any of the following events, an amount equal to the amount recognized by the grantee as ordinary income upon the occurrence of these events: (i) the exercise of a non-statutory stock option, (ii) a disqualifying disposition of an incentive option, (iii) a lapse of a substantial risk of forfeiture of a restricted stock award or performance share award, (iv) a grantee’s election to include in income the fair market value of common stock received in connection with a restricted stock award or a performance share award, (v) the grant of an unrestricted stock award, and (vi) the exercise or lapse of a stock appreciation right.
      The Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the Stock Incentive Plan qualified under Section 401(a) of the Internal Revenue Code.

DIRECTORS AND EXECUTIVE OFFICERS
Background Information About Our Directors Continuing in Office
      Each of our directors serves for a three year term. The terms of our Class II and Class III directors will continue following the meeting, and will expire in 2006 (Class II) and 2007 (Class III). Brief biographies of these directors, as of April 4, 2005, follow. You will find information about their holdings of common stock on page 20.

George G. Mueller Class III Director	Mr. Mueller co-founded Color Kinetics in 1997 and has served as our Chief Executive Officer and Chairman since inception. Until September 2001, Mr. Mueller also served as our President. Mr. Mueller is named as an inventor on nineteen U.S. and international patents relating to our technology. Mr. Mueller received dual undergraduate degrees in electrical and computer engineering and a minor in fine art from Carnegie Mellon University, and completed courses in the Graduate School of Industrial Administration. Mr. Mueller is 34.

William J. Sims Class II Director	Mr. Sims has served as our President and Chief Operating Officer and as a member of our Board of Directors since September 2001. From 2000 to 2001, Mr. Sims served as President and Chief Executive Officer of e-SIM Inc.’s Live Manuals division. Mr. Sims earned a B.A. in biological sciences from California State University, Fullerton. Mr. Sims is 45.

Garo H. Armen Class III Director	Mr. Armen has served as member of our Board of Directors since 1998. Mr. Armen co-founded Antigenics Inc. in 1994, and has served as its Chairman of the Board and Chief Executive Officer since inception. Mr. Armen also served as Antigenics’ President until 2002. Mr. Armen currently serves as a member of the board of directors of Elan Corporation, plc. Mr. Armen also served as Elan’s Chairman until 2004. Since 1990, Mr. Armen has also been the managing general partner of Armen Partners, L.P., an investment partnership. Mr. Armen received his Ph.D. in physical chemistry from the City University of New York. Mr. Armen is 52.

Elisabeth Allison Class II Director	Ms. Allison has served as a member of our Board of Directors since 2002. Since 1995, Ms. Allison has been a senior partner in ANZI Ltd. and has also served as the chief business advisor and negotiator for the Harvard Medical School in its publishing and media ventures. Ms. Allison has served on the boards of three mutual funds of the Capital Research and Management Corporation since 1991. Ms. Allison received a B.A. from Harvard College and a Ph.D. in Business Economics from the Harvard Business School and the Harvard Economics Department. Ms. Allison is 59.
Independent Directors
      A majority of our directors qualify as independent directors under the rules of The Nasdaq Stock Market. Our Board of Directors has determined that our independent directors are Ms. Allison, Mr. Hawley, Mr. Afeyan, Mr. Armen and Mr. O’Connor. On a regular basis, generally after each regularly scheduled meeting of the Board of Directors, the independent directors meet in sessions at which only the independent directors are present.
Meetings and Committees of the Board of Directors
      Our Board of Directors met in person or by telephone seven times and acted by unanimous written consent three times during the year ended December 31, 2004. All of our directors attended at least 85% of the meetings of the Board of Directors and 100% of the meetings of the committees of the Board on which they served in 2004.
Policy Regarding Board Attendance
      Our directors are expected to attend meetings of the Board and meetings of committees on which they serve. Our directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. We encourage members of our Board of Directors to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.
Board Committees
      Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the applicable independence requirements of The Nasdaq Stock Market for the committees on which they serve. Our Board of Directors has adopted written charters for each of these committees. Copies of each of these charters are posted on the “Investor Info” section of our website at www.colorkinetics.com.
      The membership of each committee of our Board is as follows:

Nominating and Corporate
Audit Committee:	Governance Committee:	Compensation Committee:
James F. O’Connor, Chair	Elisabeth Allison, Chair	Noubar B. Afeyan, Chair
Elisabeth Allison	Michael Hawley	Garo H. Armen
Noubar B. Afeyan
Garo H. Armen
Audit Committee
      The current members of our Audit Committee are Mr. O’Connor, Chair, Ms. Allison, Mr. Afeyan and Mr. Armen. The Audit Committee met two times during the year ended December 31, 2004. We believe that each of the members of the Audit Committee is financially sophisticated and is able to read and understand our consolidated financial statements. Our Board of Directors has determined that James F. O’Connor is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K. The Audit Committee assists our Board of Directors in its oversight of:

•	a review of the adequacy of our internal controls, policies and procedures;

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements, including all quarterly and annual reports on Form 10-Q and Form 10-K;

•	the independent auditors’ qualifications and independence; and

•	the performance of our independent auditors.
      The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of our independent auditors, Deloitte & Touche LLP. The Audit Committee has established policies and procedures that require pre-approval by the Committee of all audit services and all permissible non-audit services provided by our independent auditors. Our Board of Directors has adopted a charter for the Audit Committee which is attached as Appendix B to this proxy statement.
      Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is attached as Appendix C to this proxy statement.
Nominating and Corporate Governance Committee
      The current members of our Nominating and Corporate Governance Committee are Ms. Allison, Chair, and Mr. Hawley. Our Nominating and Corporate Governance Committee met 6 times during the year ended December 31, 2004. The Nominating and Corporate Governance Committee is responsible for:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election to the Board;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing a periodic self-evaluation of the Board.
      Our Board of Directors has adopted a charter for the Nominating and Corporate Governance Committee which is attached as Appendix D to this proxy statement.
Director Candidates and Selection Process
      The Nominating and Corporate Governance Committee, in consultation with our Chief Executive Officer and Chairman of the Board, identifies and reviews candidates for our Board of Directors and recommends to our full Board candidates for nomination for election to the Board. In recommending new directors, the committee considers any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the committee deems to be appropriate.
      The committee reviews from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, sales, financial reporting and other areas that contribute to an effective Board.
      The committee, in consultation with our Chief Executive Officer and Chairman of the Board, considers and recruits candidates to fill open positions on the Board, including positions arising as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise. We are currently seeking to identify one or more qualified candidates to augment the capabilities of our board of directors. If a suitable candidate is identified and agrees to serve, he or she could be appointed as a Class II or Class III director before or after our 2005 Annual Meeting of Stockholders.
      Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee, c/o Secretary, Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Any recommendation of a potential director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our Board if elected. As part of this responsibility, the committee is responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.
Compensation Committee
      The current members of our Compensation Committee are Mr. Afeyan, Chair, and Mr. Armen. The Compensation Committee met two times during the year ended December 31, 2004. The Compensation Committee is responsible for:

•	determining or making recommendations to the Board of Directors regarding the compensation and benefits of our executive officers;

•	reviewing and making recommendations to the Board of Directors regarding employee compensation and benefit plans and programs; and

•	administering the 1998 Stock Incentive Plan, the 2004 Stock Incentive Plan and the 2004 Employee Stock Purchase Plan.
      Our Board of Directors adopted a charter for the Compensation Committee which is attached as Appendix E to this proxy statement.
Compensation Committee Interlocks and Insider Participation
      None of the members of the Compensation Committee during the year ended December 31, 2004 has ever been one of our employees. No member of our Board of Directors or our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Communications with our Board of Directors
      The Nominating and Governance Committee of our Board has established the following process for stockholders to communicate with the Board. Stockholders wishing to communicate with our Board should send correspondence to the attention of Chairperson of the Nominating and Corporate Governance Committee, c/o Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. The Chairperson of the Nominating and Corporate Governance Committee will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the Board or a committee of the Board. The Chairperson of the Nominating and Corporate Governance Committee will review all stockholder correspondence, but the decision to relay that correspondence to the Board or a committee will rest entirely within his or her discretion. Our Board believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the Chairperson of the Nominating and Corporate Governance Committee, our Board may elect to adopt more elaborate screening procedures.
Code of Ethics
      We have adopted a Code of Ethics that applies to all of our directors and employees, including our chief executive officer, chief financial officer and other executive officers. Our Code of Ethics includes provisions covering conflicts of interest, business gifts and entertainment, outside activities, compliance with laws and regulations, insider trading practices, antitrust laws, payments to government personnel, bribes or kickbacks, corporate record keeping, accounting records, the reporting of illegal or unethical behavior and the reporting of accounting concerns. Any waiver of any provision of the Code of Ethics granted to an executive officer or director may only be made by the Board of Directors. The Code of Ethics is attached as Appendix C to this proxy statement.
Background Information About Executive Officers
      Brief biographies of our executive officers as of April 4, 2005 follow.

George G. Mueller Chairman and Chief Executive Officer	You will find background information about Mr. Mueller on page 9.

William J. Sims Chief Operating Officer and President	You will find background information about Mr. Sims on page 9.

Ihor A. Lys, Ph.D. Chief Technology Officer	Mr. Lys co-founded Color Kinetics in 1997 and has served as our Chief Technology Officer since inception, in which capacity he has been instrumental in the development of our patented Chromacore and Chromasic technology. Mr. Lys is named as an inventor on twenty-two U.S. and international patents relating to our technology. Mr. Lys earned a B.S., a M.S. and a Ph.D. in electrical and computer engineering from Carnegie Mellon University. Mr. Lys is 35.

David K. Johnson Chief Financial Officer, Vice President, Finance and Treasurer	Mr. Johnson has served as our Vice President, Finance since 1998 and additionally as our Chief Financial Officer and Treasurer since April 2004. Mr. Johnson earned a B.A. in economics from the College of the Holy Cross and a M.S. in accounting from Northeastern University. Mr. Johnson is 44.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
      We reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and of any committees on which they serve. Effective as of June 25, 2004, each non-employee director receives an annual retainer of $20,000 payable in equal quarterly installments. The Chairman of our Audit Committee receives an additional annual retainer of $5,000 and the other members of the Audit Committee each receive an additional annual retainer of $3,000. The Chairman of our Compensation Committee and the Chairman of our Nominating and Corporate Governance Committee each receive an additional annual retainer of $3,000 and all other members of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional annual retainer of $2,000. Beginning with the second quarter of 2005, in lieu of cash payment, our non-employee directors may elect to receive any quarterly installment of any of these annual retainers payable in shares of our common stock issued under the 2004 Stock Incentive Plan.
      Our non-employee directors are eligible to receive automatic grants of stock options under our 2004 Stock Incentive Plan. Each non-employee director receives an option to purchase 7,500 shares of our common stock on the date of each annual meeting of our stockholders. These options vest in quarterly installments over three years from the date of grant. In addition, upon each non-employee director’s election to the Board he or she is granted an option to purchase 25,000 shares of our common stock.

These options vest in quarterly installments over three years from the date of grant. The exercise price per share of each option grant is equal to the closing price of our common stock on the date of such grant, as reported by The Nasdaq Stock Market. In accordance with the foregoing provisions, during the year ended December 31, 2004 we granted an option to Mr. O’Connor to purchase 25,000 shares at an exercise price of $10.00 per share.
      Directors who are our employees are not entitled to receive any separate compensation for serving as directors.
Compensation of Executive Officers

Summary Compensation Table
      The following table summarizes the annual and long-term compensation that we paid for the past two fiscal years to George G. Mueller, who served as our chief executive officer throughout 2004, and each of our executive officers (other than Mr. Mueller).
Summary Compensation Table

						Long-Term
						Compensation Awards
		Annual Compensation
						Restricted	Securities
				Other Annual		Stock	Underlying	All Other
Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Compensation		Awards ($)	Options (#)	Compensation ($)

George G. Mueller	2004	$200,000	$105,000	—		—	100,000	—
Chairman and	2003	175,000	89,429	—		—	—	—
Chief Executive Officer
William J. Sims	2004	300,000	210,000	$14,541	(1)	—	175,000	$275	(3)
Chief Operating Officer	2003	300,000	204,000	31,198	(2)	—	—	—
and President
Ihor A. Lys, Ph.D.	2004	170,000	42,200	—		—	50,000	—
Chief Technology Officer	2003	140,000	72,100	—		—	—	—
David K. Johnson	2004	155,000	66,030	—		—	70,000	—
Chief Financial Officer,	2003	145,000	58,870	—		—	—	—
Vice President Finance and Treasurer

(1)	Represents final reimbursement of Mr. Sims’ housing and travel expenses pursuant to an arrangement that ended in the first quarter of 2004.

(2)	Includes $24,757 paid to Mr. Sims as reimbursement for his housing and travel expenses, and $6,441 paid to Mr. Sims to defray the cost of an apartment rental during the first quarter of 2003, pursuant to the arrangement described above.

(3)	Represents payment of insurance premium for a term life insurance policy for the benefit of Mr. Sims.

Option Grants in 2004
      The following table sets forth information regarding the options that we granted to the persons named in the Summary Compensation Table during the year ended December 31, 2004.
Option Grants in Last Fiscal Year

					Potential Realizable Value
					at Assumed Annual Rate of
	Individual Grants				Stock Price Appreciation for
					Option Term(3)
		% of Total Options	Exercise Price
Name	# of Shares	Granted(1)	per Share(2)	Expiration Date	5% ($)	10% ($)

George G. Mueller	100,000	11.0%	$16.10	12/16/2014	$1,012,520	$2,565,925
William J. Sims	75,000	8.2	6.76	1/28/2014	318,850	808,027
	100,000	11.0	16.10	12/16/2014	1,012,520	2,565,925
Ihor A. Lys, Ph.D.	50,000	5.5	16.10	12/16/2014	506,260	1,282,963
David K. Johnson	20,000	2.2	6.76	1/28/2014	85,027	215,474
	50,000	5.5	16.10	12/16/2014	506,260	1,282,963

(1)	Percentages are calculated based on a total of 909,900 options granted in the year ended December 31, 2004.

(2)	All options were granted at fair market value, which prior to our initial public offering was determined by the Board of Directors and after our initial public offering was determined by the Compensation Committee to be the closing price of our common stock on the date of grant, as reported by The Nasdaq Stock Market.

(3)	The amounts shown represent hypothetical values that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the common stock, the optionholders’ continued employment through the option period, and the date on which the options are exercised.

Aggregated Option Exercises in 2004 and Option Values at December 31, 2004
      The following table sets forth information as to options exercised during the year ended December 31, 2004, and unexercised options held at the end of such fiscal year, by the persons named in the Summary Compensation Table.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares	Value	Options at Fiscal Year-End		at Fiscal Year-End ($)(2)
	Acquired on	Realized
Name	Exercise (#)	($)(1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

George G. Mueller	—	—	101,559	123,441	$1,277,612	$442,888
William J. Sims	—	—	184,375	240,625	2,596,000	1,883,500
Ihor A. Lys, Ph.D.	—	—	40,625	59,375	511,063	191,938
David K. Johnson	—	—	92,375	91,875	1,331,958	584,338

(1)	The values in this column are based on the last reported sale prices of the common stock on the respective dates of exercise as reported by The Nasdaq Stock Market, less the respective option exercise prices.

(2)	The closing sale price for the common stock as reported by The Nasdaq Stock Market on December 31, 2004 was $17.58. Value is calculated on the basis of the difference between the option exercise price and $17.58, multiplied by the number of shares of common stock underlying the option.

Equity Compensation Plans
      The equity compensation plans approved by our stockholders as of December 31, 2004 were our 1998 Incentive and Non-Statutory Stock Option Plan, our 2004 Stock Incentive Plan and our 2004 Employee Stock Purchase Plan. We maintain no equity compensation plan that has not been approved by our stockholders.
      The following table provides information as of December 31, 2004 regarding securities authorized for issuance under our equity compensation plans and under certain individual compensation arrangements not approved by our stockholders.
Equity Compensation Plan Information

				Number of Shares Remaining
	Number of Shares to be		Weighted-Average	Available for Future Issuance
	Issued Upon Exercise of		Exercise Price of	Under Equity Compensation
	Outstanding Options,		Outstanding Options,	Plans (Excluding Shares
Plan Category	Warrants and Rights(1)		Warrants and Rights	Reflected in Column (a))(2)

	(a)		(b)	(c)
Equity compensation plans approved by stockholders	2,455,115		$7.240	570,100
Equity compensation plans not approved by stockholders(3)	553,089	(4)	$2.540	—

Total	3,008,204		$6.376	570,100

(1)	Consists of outstanding options to purchase 1,875,215 shares under the Color Kinetics Incorporated 1998 Incentive and Non-Statutory Stock Option Plan, outstanding options to purchase 579,900 shares under the Color Kinetics Incorporated 2004 Stock Incentive Plan, and 553,089 shares issuable upon exercise of outstanding warrants.

(2)	Consists of 420,100 shares available for grant under the Color Kinetics 2004 Stock Incentive Plan and 150,000 shares available for issuance under the Color Kinetics Incorporated 2004 Employee Stock Purchase Plan.

(3)	Consists of individual compensation arrangements in the form of transferable warrants issued to our directors Noubar B. Afeyan and Garo H. Armen on November 4, 1998 as compensation for consulting services.

(4)	Giving effect to partial transfers of the warrants by Messrs. Afeyan and Armen to persons unaffiliated with Color Kinetics and to subsequent exercises by such transferees, the number of shares currently issuable under these warrants is as follows:

Warrant Holder	Exercise Price	Number of Shares

Noubar B. Afeyan	$2.98	70,075
	$2.38	191,595
Transferee of Mr. Afeyan	$2.98	4,500
	$2.38	13,500
Garo H. Armen	$2.98	69,681
	$2.38	191,864
Transferee of Mr. Armen	$2.98	3,206
	$2.38	8,668

Each of the above warrants became fully vested on November 4, 2000 and will expire on November 4, 2008.

Compensatory Agreements and Arrangements
      In September 2001, we entered into a written agreement with William J. Sims pursuant to which he would serve as our President and Chief Operating Officer at an initial monthly salary of $25,000. The agreement also makes Mr. Sims eligible to receive an annual bonus of $200,000 based upon his individual performance and our success at meeting our annual operating objectives and provides Mr. Sims a life insurance benefit in the amount of $500,000. Under the agreement, Mr. Sims is entitled to participate in any employee benefit plan that we may offer. We are entitled to terminate our employment of Mr. Sims at any time. Pursuant to the agreement, on April 25, 2002, we granted Mr. Sims an option under our 1998 plan to purchase 200,000 shares of our common stock at an exercise price of $3.50 per share.
      In September 2001, we also entered into a severance agreement with Mr. Sims. Under this severance agreement, we are obligated to pay Mr. Sims severance payments in equal monthly installments for twelve months from the date of termination of his employment in an amount equal to his monthly base salary rate in effect immediately prior to the termination plus any COBRA premium payments, provided that Mr. Sims continues to satisfy all of his post-termination obligations, including any noncompetition, non-disclosure and non-solicitation obligations. We are obligated to make such severance payments only if Mr. Sims’s employment is terminated for any reason other than:

•	the death or disability of Mr. Sims;

•	for cause, which means any act of willful or gross insubordination, the commission of any act of disloyalty, gross negligence, dishonesty or breach of fiduciary duty, the material breach of any term of the severance agreement or any agreement with us, the commission of any crime or any act of fraud or embezzlement or misappropriation of any of our money or other assets or property, the disregard of, or the failure to follow our rules or policies or the commission of any other action that injures us, the commission of acts that would generate adverse publicity toward us, the conviction of a felony and any attempt by Mr. Sims to secure any improper personal profit in connection with our business;

•	Mr. Sims resigns other than for good reason, which means our failure to cure a material breach by us of any agreement with Mr. Sims within thirty days of receiving written notice of such breach, any material reduction in Mr. Sims’s authority or assigned responsibilities and any material reduction in base salary or targeted annual bonus opportunity; or

•	we cease operations for over one week.
      In 2001, we entered into a severance agreement with each of George G. Mueller, our Chief Executive Officer and Chairman of the Board; Ihor A. Lys, our Chief Technology Officer; and David K. Johnson, our Chief Financial Officer, Vice President, Finance and Treasurer.
      Under each of these severance agreements, we are obligated to pay the employee severance payments in equal monthly installments for four months from the date of termination of the employee’s employment in an amount equal to the employee’s monthly base salary rate in effect immediately prior to the termination, provided that the employee continues to satisfy all of his or her respective post-termination obligations, including any non-competition, non-disclosure and non-solicitation obligations. We are obligated to make such severance payments only if the employee’s employment is terminated for any reason other than:

•	the death or disability of the employee;

•	for cause, which means the failure or refusal by the employee to render services to us, the failure of the employee to perform adequately the duties of employment, the commission of any act of disloyalty, gross negligence, dishonesty or breach of fiduciary duty, the breach of any term of the severance agreement or any agreement with us, the commission of any crime or any act of fraud or embezzlement or misappropriation of any of our money or other assets or property, the disregard of, or the failure to follow our rules or policies or the commission of any other action that injures us, the commission of acts that would generate adverse publicity toward us, the conviction of a felony and any attempt by the employee to secure any improper personal profit in connection with our business;

•	the employee resigns; or

•	we cease operations for over one week.

Compensation Committee Report
      The following is a report of the Compensation Committee describing the compensation policies and rationales that the Compensation Committee used to determine the compensation paid to our executive officers for the year ended December 31, 2004.
      The purpose of the Compensation Committee is to assist our Board of Directors in discharging its responsibilities relating to compensation of our directors and executive officers and related matters and to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally. In addition, the Compensation Committee is responsible for administering Color Kinetics’ equity compensation programs, including our 1998 Incentive and Non-Statutory Stock Option Plan, our 2004 Stock Incentive Plan and our 2004 Employee Stock Purchase Plan. The Compensation Committee also performs other duties that the Board of Directors periodically assigns to it.
      The Compensation Committee seeks to achieve three broad goals in connection with our executive compensation programs and decisions regarding individual compensation:

•	structuring executive compensation programs in a manner that will enable Color Kinetics to attract and retain key executives;

•	rewarding executives for Color Kinetics’ achievement of top line revenue and pre-tax income goals, in order to create a performance-oriented environment; and

•	providing executives with an equity interest in Color Kinetics so as to link a significant element of their compensation to the performance of the common stock.
      Color Kinetics’ executive compensation program generally consists of three elements: base salary, annual cash bonus, and a stock-based equity incentive in the form of participation in our stock option plans. The executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or on the benefits that may be payable under these plans. In establishing base salaries for executives, the Compensation Committee monitors salaries at other companies, particularly those companies in the same industry and companies located in the same geographic areas as Color Kinetics. In addition, for each executive, the Compensation Committee considers historic salary levels, work responsibilities and base salary relative to other executives at Color Kinetics. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, Color Kinetics’ financial performance and each individual’s performance.
      Color Kinetics’ approach to the Chief Executive Officer’s compensation package in fiscal 2004 was to be competitive with other companies in our industry and to tie a large percentage of the Chief Executive Officer’s total compensation package to Color Kinetics’ financial performance.
      Executive bonuses generally are considered and granted on an annual basis. Payment of each bonus installment is generally subject to the continued employment of the bonus recipient. Color Kinetics adopts a target bonus plan for executive officers shortly after the beginning of each year, with targets typically based on pre-tax income, top line revenue for the year and/or individual goals and objectives established for an executive in a given year. After Color Kinetics’ financial results for the year are available, the Compensation Committee evaluates the performance of the officers and determines the extent to which bonuses are to be paid from the target bonus plan. In accordance with these procedures, in early 2004 Color Kinetics adopted its 2004 target bonus plan. In early 2005, the Compensation Committee determined the extent to which bonuses would be paid to executive officers out of the 2004 target bonus plan. In 2005, the Compensation Committee approved a bonus of $105,000 for Mr. Mueller for the 2004 year which represented 105% of Mr. Mueller’s bonus target for 2004.
      Generally, Color Kinetics’ policy with respect to option grants to executive officers is to create a performance incentive for such officers by providing them the ability to acquire or increase a proprietary interest in Color Kinetics and its success. In determining the size of each stock option grant, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive, as well as equity compensation arrangements at other companies and in the same geographic area. In 2004, the following options were granted to executive officers of Color Kinetics:

•	On January 28, 2004, we granted an option to purchase 20,000 shares of common stock to David K. Johnson and an option to purchase 75,000 shares of common stock to William J. Sims, each at an exercise price of $6.76 per share.

•	On December 16, 2004, we granted an option to purchase 100,000 shares of common stock to George G. Mueller, an option to purchase 100,000 shares of common stock to William J. Sims, an option to purchase 50,000 shares of common stock to Ihor A. Lys and an option to purchase 50,000 shares of common stock to David K. Johnson, each at an exercise price of $16.10 per share.
      Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In this regard, Color Kinetics has limited the number of shares subject to stock options that may be granted to Color Kinetics employees in a manner that complies with the performance-based requirements of Section 162(m). Based on the compensation awarded to Color Kinetics’ executive officers, it does not appear that the Section 162(m) limitation will have a significant impact on Color Kinetics in the near term. While the Compensation Committee does not currently intend to qualify its executive bonus awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on Color Kinetics.

Noubar B. Afeyan, Chair
Garo H. Armen

INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE
Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders
      The following table provides information about the beneficial ownership of our common stock as of April 4, 2005, by:

•	each person or entity known by us to own beneficially more than five percent of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.
      In accordance with SEC rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after April 4, 2005 through the exercise of any option, warrant or otherwise. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 18,017,117 shares of common stock outstanding as of April 4, 2005. All shares included in the “Right to Acquire” column represent shares subject to outstanding stock options or warrants that are exercisable within 60 days after April 4, 2005. The address of our executive officers and directors is in care of Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108.

	Number of				Total Shares
	Shares		Right to		Beneficially
Names and Addresses of Beneficial Holders	Owned		Acquire		Owned	Percent

Cree, Inc.	1,859,442	(1)	—		1,859,442	10.3%
4600 Silicon Drive
Durham, North Carolina 27703-8475
FMR Corp.	1,863,800	(2)	—		1,863,800	10.3
82 Devonshire Street
Boston, Massachusetts 02109
George G. Mueller	1,250,000		87,186		1,337,186	7.4
Ihor Lys, Ph.D.	1,217,000		46,875		1,263,875	7.0
S.A.C. Capital Associates, LLC	1,192,168	(3)	—		1,192,168	6.6
777 Long Ridge Road
Stanford, Connecticut 06902
Royce & Associates, LLC	948,800	(4)	—		948,800	5.3
1414 Avenue of the Americas
New York, New York 10019
Garo Armen	314,423	(5)	292,795	(6)	606,605	3.3
Elisabeth Allison	524,996	(7)	31,250		556,246	3.1
Noubar B. Afeyan	93,874		292,920	(8)	386,157	2.1
William J. Sims	—		226,561		226,561	1.2
David K. Johnson	56,392		106,436		162,828	*
Michael Hawley	55,911		52,812		108,723	*
James F. O’Connor	—		6,250		6,250	*
All current directors and executive officers as a group (9 persons)	3,512,596		1,143,085		4,655,681	24.3

*	Less than one percent.

(1)	Based on information contained on a Form 4 filed with the Securities and Exchange Commission on February 15, 2005.

(2)	Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 10, 2005. The amended report states that:

•	FMR Corp. has beneficial ownership of all of the shares listed in the table, has no voting power with respect to all of the shares listed in the table and has sole dispositive power with respect to all of the shares listed in the table;

•	Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of all of the shares listed in the table as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940;

•	The ownership of one such investment company, Fidelity Growth Company Fund, amounts to 955,700 shares or 5.3% of the outstanding shares;

•	Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Fidelity funds each has sole power to dispose of all of the shares listed in the table;

•	Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

•	Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(3)	Based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on July 2, 2004. The report states that:

•	S.A.C. Capital Associates, LLC has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	S.A.C. Capital Management, LLC has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	S.A.C. Capital Advisors, LLC has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table;

•	Steven A. Cohen has beneficial ownership of all of the shares listed in the table, has shared voting power with respect to all of the shares listed in the table and has shared dispositive power with respect to all of the shares listed in the table; and

•	SAC Capital Advisors, SAC Capital Management, and Mr. Cohen own directly no shares. Pursuant to investment agreements, each of SAC Capital Advisors and SAC Capital Management share all investment and voting power with respect to the securities held by SAC Capital Associates. Mr. Cohen controls both SAC Capital Advisors and SAC Capital Management. By reason of the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen may be deemed to own beneficially all of the shares listed in the table. Each of SAC Capital Advisors, SAC Capital Management and Mr. Cohen disclaim beneficial ownership of any of the securities covered by this statement.

(4)	Based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on January 24, 2005. The report states that Royce & Associates, LLC has sole voting and dispositive power with respect to the shares listed in the table.

(5)	Includes 313,810 shares beneficially held by Armen Partners, L.P., of which Mr. Armen is the Managing General Partner. Mr. Armen disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein, if any.

(6)	Includes 261,545 shares issuable upon exercise of warrants held by Mr. Armen, and 31,250 shares issuable upon exercise of stock options held by Mr. Armen.

(7)	Includes 517,841 shares beneficially held by Graham T. Allison Jr., the spouse of Ms. Allison. Ms. Allison disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein, if any.

(8)	Includes 261,670 shares issuable upon exercise of warrants held by Mr. Afeyan and 31,250 shares issuable upon exercise of options held by Mr. Afeyan.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to report to the Securities and Exchange Commission their stock ownership at the time they become an executive officer, director or ten-percent stockholder and any subsequent changes in ownership. These executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of these reports, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent shareholders during the fiscal year ended December 31, 2004 were filed on a timely basis.

Performance Graph
      The following graph compares the cumulative total return to stockholders of our common stock for the period from June 22, 2004 to December 31, 2004, to the cumulative total return of the Nasdaq Stock Market Index US and the RDG Technology Composite Index for the same period.
COMPARISON OF 6 MONTH CUMULATIVE TOTAL RETURN*
AMONG COLOR KINETICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG TECHNOLOGY COMPOSITE INDEX

	Cumulative Total Return

	6/04	12/04

COLOR KINETICS, INC.	100.00	176.68

NASDAQ STOCK MARKET (U.S.)	100.00	105.30

RDG TECHNOLOGY COMPOSITE	100.00	108.45

*	$100 investment on 6/22/04 in stock or on 5/31/04 in index-including reinvestment of dividends. Fiscal year ending December 31.

INFORMATION ABOUT OUR AUDIT COMMITTEE AND AUDITORS
Audit Committee Report
      The following is a report of the Audit Committee describing the policies and procedures that it employed in reviewing Color Kinetics’ financial statements for the year ended December 31, 2004 and related matters.
      In accordance with its written charter, the primary role of the Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the internal control systems and disclosure controls established by management and the Board, and the audit process and the independent auditors’ qualifications, independence and performance. The Audit Committee charter adopted by the Board of Directors, as amended, is set forth in Appendix B to this proxy statement.
      Management is responsible for the internal controls and preparation of Color Kinetics’ financial statements. Color Kinetics’ independent auditors, Deloitte & Touche LLP, are responsible for performing an audit of its consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and the independent auditors regarding Color Kinetics’ internal controls, financial reporting practices and audit process.
      The Audit Committee has reviewed and discussed Color Kinetics’ audited consolidated financial statements for the fiscal year ended December 31, 2004 with management and the independent auditors. As part of this review, the Audit Committee discussed with Deloitte & Touche the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.”
      The Audit Committee has received from Deloitte & Touche a written statement describing all relationships between that firm and Color Kinetics that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has discussed the written statement with the independent auditors, and has considered whether the independent auditors’ provision of consultation and other non-audit services to Color Kinetics is compatible with maintaining the auditors’ independence.
      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that Color Kinetics’ audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

James F. O’Connor, Chair
Elisabeth Allison
Noubar B. Afeyan
Garo H. Armen
Our Auditors
      Deloitte & Touche LLP have been selected by the Audit Committee of the Board of Directors as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2005. Deloitte & Touche also served as our auditors in 2004. We expect that representatives of Deloitte & Touche will attend the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees for Professional Services
      The following is a summary of the fees for professional services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2004 and December 31, 2003:

	Fees

Fee category	2004	2003

Audit Fees	$622,470	$51,520
Audit-Related Fees	—	—
Tax Fees	31,000	7,500
All Other Fees	—	—

Total Fees	$653,470	$59,020
      Audit Fees. Audit Fees represent fees for professional services performed by Deloitte & Touche LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses. The fee of $622,470 disclosed above includes a fee of $538,050 related to services in connection with our initial public offering in 2004; a portion of such services corresponds to the audit of our 2003 financial statements.
      Audit-Related Fees. Audit-Related Fees represent fees for assurance and related services performed by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements, including consultation on accounting standards or accounting for transactions.
      Tax Fees. Tax Fees represent fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning and related expenses. These services include assistance with the preparation of federal, state, and foreign income tax returns.
      All Other Fees. All Other Fees represent fees for products and services provided by Deloitte & Touche LLP, other than those disclosed above. Other fees consist of fees for audits of employee benefit plans and services for due diligence related to mergers and acquisitions.
Pre-Approval Policies and Procedures
      At present, our Audit Committee approves each engagement for audit or non-audit services before we engage Deloitte & Touche LLP to provide those services. All audit and non-audit services require pre-approval by the Audit Committee.
      Our Audit Committee’s pre-approval policies and procedures do not allow our management to engage Deloitte & Touche LLP to provide any specified services without Audit Committee preapproval. Since the closing of our initial public offering on June 25, 2004, all of the services provided by Deloitte & Touche LLP for fiscal 2004 were pre-approved.
Whistleblower Procedures
      Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is attached as Appendix C to this proxy statement.

OTHER MATTERS
Other Business
      Neither we nor our Board of Directors intends to propose any matters of business at the meeting other than those described in this proxy statement. Neither we nor our Board knows of any matters to be proposed by others at the meeting.
Stockholder Proposals for 2006 Annual Meeting
      A stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders for inclusion in our 2006 proxy statement must submit the proposal by December 20, 2005. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement.
      In addition, in accordance with our By-Laws, a stockholder wishing to bring an item of business before the 2006 Annual Meeting of Stockholders must deliver notice of the item of business to us at our offices no later than March 25, 2006, even if the item is not to be included in our proxy statement.

APPENDIX A
COLOR KINETICS INCORPORATED
2004 STOCK INCENTIVE PLAN
As adopted on April 7, 2004 and as amended through June 4, 2004
SECTION 1.     General Purpose of the Plan; Definitions
      The name of the plan is the Color Kinetics Incorporated 2004 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, Color Kinetics Incorporated (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
      The following terms shall be defined as set forth below:
      “Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.
      “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.
      “Board” means the Board of Directors of the Company.
      “Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.
      “Change of Control” shall have the meaning set forth in Section 15.
      “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
      “Committee” shall have the meaning set forth in Section 2.
      “Disability” means disability as set forth in Section 22(e)(3) of the Code.
      “Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.
      “Eligible Person” shall have the meaning set forth in Section 4.
      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
      “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.
      “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
      “Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).
      “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.
      “Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.
      “Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.
      “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
      “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.
      “Performance Share Award” means an Award pursuant to Section 8.
      “Restricted Stock Award” means an Award granted pursuant to Section 6.
      “SEC” means the Securities and Exchange Commission or any successor authority.
      “Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.
      “Stock Appreciation Right” means an Award granted pursuant to Section 9.
      “Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards.
      (a) Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an

Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.
      (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.
SECTION 3.     Shares Issuable under the Plan; Mergers; Substitution.
      (a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 1,000,000 shares which number shall increase on each of the first five (5) anniversaries of the effective date of this Plan by an amount, if any, equal to the lesser of: (i) 150,000 of shares of Stock or (ii) an amount determined by the Board. Notwithstanding the foregoing, the maximum cumulative number of shares of Stock with respect to which Awards may be granted under the Plan is 1,750,000 shares subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.
      (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.
      (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.
      (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
SECTION 4.     Eligibility.
      Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).
SECTION 5.     Stock Options.
      The Committee may grant to Eligible Persons options to purchase stock.
      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.
      Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.
      No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.
      Non-Statutory Stock Options shall automatically be granted to all Non-Employee Directors as follows:

(1) Each Non-Employee Director joining the Board after May 25, 2004 shall be granted, on the later to occur of such Non-Employee Director’s date of election to the Board or the effective date of the registration statement for the Company’s initial public offering of the Stock (the “IPO Effective Date”), an Option to purchase 25,000 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such Option to vest over three years at the rate of 8.33% per quarter until fully vested.

(2) Following the IPO Effective Date, each Non-Employee Director shall be granted on the date of the Company’s annual meeting of stockholders, an Option to purchase 7,500 shares of Stock at an exercise price per share equal to no less than the Fair Market Value of the Stock on the date of grant, such options to vest over three years at the rate of 8.33% per quarter until fully vested.

      The Committee may also grant additional Non-Statutory Stock Options to purchase a number of shares to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time (“Rule 16b-3”).
      The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.
      (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.
      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.
      (c) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
      (d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“mature shares”); such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised; or

(ii) a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii) if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

(v) by any combination of such methods of payment.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.
      (e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.
      (f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.
      (g) Lockup Agreement. Each Option shall provide that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.
SECTION 6.     Restricted Stock Awards.
      (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.
      (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.
      (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.
      (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).
      (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.
      (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.
SECTION 7.     Unrestricted Stock Awards.
      (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.
      (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.
SECTION 8.     Performance Share Awards.
      A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.
SECTION 9.     Stock Appreciation Rights.
      The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.
SECTION 10.     Termination of Stock Options and Stock Appreciation Rights.
      (a) Incentive Stock Options:

(i) Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one hundred eighty (180) days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv) Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.
      (b) Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.     Tax Withholding.
      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.
      (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.
      (c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.
SECTION 12.     Transfer and Leave of Absence.
      For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.
SECTION 13.     Amendments and Termination.
      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.
      This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.
SECTION 14.     Status of Plan.
      With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.
SECTION 15.     Change of Control Provisions.
      (a) Upon the occurrence of a Change of Control as defined in this Section 15:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii) each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.
      (b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
SECTION 16.     General Provisions.
      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
      (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.
      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.
SECTION 17.     Effective Date of Plan.
      This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.
SECTION 18.     Governing Law.
      This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.
* * *

APPENDIX B
COLOR KINETICS INCORPORATED
AUDIT COMMITTEE CHARTER
As Approved by the Board of Directors on April 7, 2004
Purpose:
      The purpose of the Audit Committee established pursuant to this Charter is to perform general oversight of the accounting and financial reporting processes of Color Kinetics Incorporated and its subsidiaries (the “Company”) and the audits of the financial statements of the Company. The Audit Committee shall assist the Board of Directors of the Company in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company’s financial information provided to shareholders and others, (b) the Company’s internal control systems and disclosure controls established by management and the Board, (c) the audit process and (d) the qualifications, independence and performance of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (“independent auditors”).
      In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board of Directors from time to time may prescribe.
Membership:
      The Audit Committee of the Board of Directors shall consist of at least three (3) members of the Board of Directors. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the Board of Directors. Each member of the Committee shall meet the independence, financial literacy and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of The Nasdaq Stock Market, Inc. (“Nasdaq”) and related rules and regulations. At least one member of the Committee shall qualify as an audit committee financial expert within the meaning of the Exchange Act and the rules and regulations adopted thereunder.
Responsibility With Respect to Independent Auditors:
      The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors. The independent auditors shall report directly to the Audit Committee. The Audit Committee shall have the authority and responsibility to select, evaluate, approve the compensation of and, where appropriate, replace the independent auditors.
Additional Specific Responsibilities:
      In addition to, and in furtherance of, the foregoing responsibilities, the Committee shall:

•	Review on a periodic basis the adequacy of the Company’s system of internal controls, policies and procedures and approve the Company’s policies relating to internal controls and protection of assets;

•	Take appropriate action to oversee the independence of the independent auditors, including a review and approval of their audit and non-audit fees. The Audit Committee shall obtain from the independent auditors a formal written statement delineating all relationships between such auditors and the Company, consistent with Independence Standards Board Standard 1, and shall actively engage in a dialogue with such auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

•	Review with the independent auditors the following:

a) The annual audit scope and audit testing plan;

b)	The Company’s annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements, including a post-audit review of the audit findings (including any significant suggestions for improvements provided to management by the independent auditors), the form and content of the Company’s financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission (“SEC”) regulations;

(c)	The Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and the disclosures in management’s discussion and analysis of the Company’s financial condition and results of operations therein; quarterly and annual earnings press releases and information prepared by the Company for its regular public conference telephone calls concerning its earnings and results of operations in the context of information provided to the Audit Committee and the Board;

d)	The independent auditors’ comments, reports or attestations on the adequacy of the Company’s internal controls and significant findings and recommendations or issues resulting from the audit or review thereof and management’s response;

e)	Matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards;

f)	Accounting considerations arising from changes in generally accepted accounting principles (“GAAP”), matters related to changes in accounting principles and financial statement presentation or the Company’s operations;

g)	The performance and qualifications of the Company’s financial personnel.

h)	Any material disagreements that may arise between the Company’s management and its independent auditors;

i)	All critical accounting policies and practices to be used by the Company; all alternative treatments of financial information within GAAP that have been discussed by the independent auditors with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; other material written communications between the independent auditors and the Company’s management, such as any management letter or schedule of unadjusted differences; and any analyses of the independent auditors’ judgment as to the quality of the Company’s accounting principles, including significant reporting issues and judgments made in connection with the preparation of the financial statements; and

(j)	The independent auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

•	Recommend to the Board whether the Company’s annual financial statements should be included in the Annual Report on Form 10-K.

•	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee may retain independent counsel, accountants or others to assist in the conduct of any such investigation.

•	Establish and implement policies and procedures for pre-approval of all services provided by the Company’s independent auditors, including both audit and permissible non-audit services, and disclose all non-audit services authorized by the Audit Committee as required by applicable regulations. The following categories of services for the Company may not be performed by the Company’s independent auditors under any circumstances (whether or not preapproved by the audit committee) contemporaneously with any audit by such independent auditors. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, (iv) fairness opinions, or contribution-in-kind reports; (v) actuarial services; (vi) internal audit outsourcing services; (vii) management or human resources services; (viii) broker or dealer, investment adviser or investment banking services; and (ix) legal services and expert services unrelated to the audit.

•	Obtain at least annually and review a report by the independent auditors describing the independent auditors’ internal quality control procedures, any material issues raised by the most recent internal quality review or peer review of the independent auditors or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits conducted by the independent auditors and any steps taken by the independent auditors to deal with any such issues.

•	Review and approve all “related party” transactions as required to be disclosed pursuant to Item 404 of Regulation S-K and as otherwise defined by the Audit Committee.

•	Prepare the Audit Committee Report to be included in the Company’s Proxy Statement.

•	Provide a forum for the independent auditors to meet in closed session with the Committee;

•	Review with senior management and the independent auditors the Company’s accounting and financial personnel resources;

•	Review, and oversee the resolution of, any dispute between management and the independent auditors and, if appropriate, making recommendations with respect thereto to the Board;

•	Establish procedures for receipt, retention and treatment of complaints about accounting, internal control or auditing matters, including procedures for the confidential, anonymous submission of employee concerns about questionable accounting, material control or auditing matters; discuss and evaluate any complaints or concerns received, and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate.

•	Perform such other duties as the Board of Directors may delegate to it, or as the Audit Committee may deem necessary or advisable in order to perform its responsibilities under this Charter or rules and regulations applicable to the Company’s Audit Committee.

Meetings:
      It is anticipated that the Audit Committee will meet at least four times each year. However, the Audit Committee may establish its own schedule. Each meeting shall include an executive session at which no member of management of the Company is present.
      The Audit Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors’ examination and management report.
      The Audit Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Audit Committee by vote at any such meeting or by unanimous written consent of the members thereof. Unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

Reports:
      The Audit Committee may present its reports or recommendations to the Board in written or oral form. The Audit Committee’s recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.
Minutes:
      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.
Other:
      The Audit Committee, in its sole discretion, shall have the authority, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee:

•	At the Company’s expense and not at the expense of the members thereof, to retain independent counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions;

•	At the Company’s expense and not at the expense of the members thereof, to incur ordinary administrative expenses that are necessary or appropriate in carrying out its duties; and

•	To request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors’ engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Audit Committee.
      The officers of the Company are requested to cooperate with the Audit Committee and to render assistance to it as it shall request in carrying out its functions.
Limitation of Audit Committee Responsibility:
      In adopting this Charter, the Board acknowledges that it is not the responsibility of the Audit Committee to prepare the Company’s financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company’s independent auditors.
Delegation:
      To the extent consistent with law and the listing standards of Nasdaq, the Audit Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Audit Committee.
Annual Reviews:
      The Audit Committee will review and reassess the adequacy of this Charter on at least an annual basis and will report to the Board the results of such review and reassessment. At least annually, the Audit Committee will conduct an evaluation of its performance to determine whether it is functioning effectively.

APPENDIX C
COLOR KINETICS INCORPORATED
CODE OF ETHICS
As Approved by the Board of Directors on April 4, 2004
General Statement of Business Philosophy
      Color Kinetics’ success is founded in part on its strong commitment to its staff and its corporate values that include: Excellence, Integrity and Accountability. These values are reflected in our daily operations and in the way the staff conduct themselves. Color Kinetics’ employees are expected to be individually accountable, and to perform their work with excellence and integrity while contributing to the team. This Code of Ethics also applies to non-employee directors of the Company, and references to employees in this Code of Ethics shall be deemed to refer to such directors as well.
      The purpose of this Code of Ethics is to reaffirm and foster the ethical climate of Color Kinetics Incorporated and its subsidiaries (collectively, the “Company”), and to provide basic guidelines for action in situations in which ethical issues arise.
      Each employee of the Company is responsible for the observance of this Code of Ethics. Failure to comply with any of the provisions of this Code of Ethics subjects the employee to disciplinary measures up to and including termination. If any employee has questions about this Code of Ethics, he or she may direct them to the Ethics Committee, the members of which are listed on Exhibit A. If an employee becomes aware that another employee has violated this Code of Ethics, he or she is obligated to report the violation in accordance with procedures set forth in Section VII below. It is a violation of this Code of Ethics for anyone, acting on behalf of the Company, to retaliate against an employee who in good faith reports a possible violation of this Code of Ethics.
      This Code of Ethics is intended to supplement the Company’s other Company policies. To the extent that the Code of Ethics is more comprehensive, it shall supersede all other Company policies.
Conflicts of Interest
      Situations in which an employee has personal interests that are incompatible with the interests of the Company should be avoided. The Company expects integrity from all its employees. The Company expects that no employee will knowingly place himself or herself in a position that would be, or have the appearance of being, in conflict with the interests of the Company. Conflicts of interest may not always be clear-cut, so employees with questions should consult with a member of the Ethics Committee.

A.	Accepting Gifts and Entertainment
      The Company’s aim is to deter givers of gifts to employees of the Company from expecting, seeking or receiving special favors from the Company. The acceptance of any gift of more than nominal value or entertainment that is more than a social amenity can appear to be an attempt to influence the recipient into favoring a particular customer, supplier or consultant. To avoid improper relations with current or prospective customers, suppliers and consultants, employees should observe the following guidelines when deciding whether or not to accept gifts or entertainment:
Gifts
      Gifts such as merchandise or products, as well as personal services or favors, may not be accepted unless they are of nominal value. Employees should consult with a member of the Ethics Committee before accepting any gifts of more than nominal value. Gifts of any amount may never be solicited. A gift of cash or securities may never be accepted. If you have a question as to what constitutes nominal value, please consult a member of the Ethics Committee.

      In some international business transactions, it is customary and lawful for business leaders in a host country to give gifts to Company employees. These gifts may be of more than nominal value and under the circumstances returning the gifts or paying for them may be an affront to the giver. In any such situation, the gift must be reported to the employee’s manager. In all other instances where gifts cannot be returned and offering to pay for them would adversely affect continuing business relationships, managers must be notified. In some cases, the Company at its sole discretion may retain the gift.
Entertainment
      Normal business entertainment by customers, suppliers or consultants, including but not limited to lunch, dinner, theater, a sporting event, and the like, is appropriate if of a reasonable nature and for a business purpose.

B.	Outside Activities
      It is the policy of the Company that, except as otherwise specifically approved in writing by an employee’s manager, each employee is expected to devote substantially all his or her efforts during normal business hours to the employee’s duties on behalf of the Company. No employee is to engage in a “free-lance” or “moonlighting” occupation or activity that will materially encroach on the time or attention which should be devoted to the employee’s duties, adversely affect the quality of work performed, compete with the Company’s activities, imply sponsorship or support by the Company of another or adversely affect the good name of the Company. Employees who engage in other permitted employment may not use Company time, facilities, resources or supplies for such work without the prior written approval of the Ethics Committee.
      In addition, without the consent of the Ethics Committee employees are prohibited from personally benefiting from opportunities that could be pursued by the Company and that come to their attention through the use of Company property, information or position. No employee may use Company property, information or position for improper personal gain. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

C.	Interests in Other Businesses
      Unless approved in advance by the Ethics Committee, neither an employee nor his or her spouse, domestic partner, or any other member of the employee’s immediate family may directly or indirectly have a material financial interest (whether as an investor, lender, employee or other service provider) in a competitor, or in a customer or supplier. This prohibition does not apply to passive investments in a mutual fund or similar investment vehicle or in less than one percent (1%) of the outstanding stock of a publicly traded company.
Compliance with Laws
      It is the policy of the Company to comply with all applicable laws, including, without limitation, employment, discrimination, health, safety, antitrust, securities and environmental laws. Company employees should conduct their business affairs in such a manner that the Company’s reputation will not be impugned if the details of their dealings should become a matter of public discussion. Employees must not engage in any activity that degrades the reputation or integrity of the Company. No director or employee of the Company has authority to violate any law or to direct another employee or other person to violate any law on behalf of the Company.
      We strive to do business with customers and suppliers of sound business character and reputation. We do not knowingly support any public or private organization that espouses illegal discriminatory policies or practices.

Securities Laws
      Employees may not trade in or recommend securities of the Company, or of its customers or other companies with which it does business, while in possession of material, non-public information about the Company or about such customers or other companies. The purchase or sale of a publicly traded security while in possession of material non-public information about the issuer of the security constitutes “insider trading,” and is unlawful. Material information could include, for example, information about earnings, significant gains or losses of business, loss or signing of a significant contract, significant product announcements, or the hiring, firing or resignation of a director or officer of the Company or of such customer or other company. The securities laws and this Code of Ethics prohibit insider trading, as well as “tipping,” which is communicating material, non-public information to anyone who might use it to purchase or sell securities. When in doubt, information obtained as an employee of the Company should be presumed to be material and non-public.
      Employees are also prohibited from trading in Company stock, whether or not they possess material, non-public information, during designated blackout periods. Additional information concerning this blackout period policy, and compliance with securities laws generally that the Company includes in materials distributed to its employees. Employees who have questions pertaining to the sale or purchase of a security under circumstances that might involve inside information or raise other securities law issues should consult with the Company’s Chief Financial Officer or Legal Department.

B.	Antitrust Laws
      Compliance with antitrust and competition laws around the world is essential. These laws generally prohibit “restraints of trade” which is certain conduct involving competitors, clients or suppliers in the marketplace. These laws are complex. Some types of anti-competitive conduct, such as restrictive agreements with competitors or agreements regarding minimum resale prices or price levels (e.g., discounts) for the Company’s goods and services, are illegal under the antitrust laws of the United States and many other countries. Employees and other representatives of the Company must be alert to avoid even the appearance of any unlawful anti-competitive conduct.
      This Code of Ethics is not intended as a comprehensive review of the antitrust laws, and is not a substitute for expert advice. If any employee has questions concerning a specific situation, he or she should contact the Chief Financial Officer or Legal Department before taking action.

C.	Relationships with Foreign and Domestic Public Officials
      Some employees do business with federal, state or local government agencies. All employees engaged in business with a governmental body or agency must know and abide by the specific rules and regulations covering relations with public agencies. Such employees must also conduct themselves in a manner that avoids any dealings that might be perceived as attempts to influence public officials in the performance of their official duties.
      Employees are free to exercise the right to make political contributions within legal limits. The Company will not request, require or reimburse any employee for political contributions, and employees should not attempt to receive or facilitate such reimbursements. Generally, no contribution may be made with the expectation of favorable government treatment in return.
      In addition, the Ethics Committee must approve in advance any political activity or contribution by an employee, which might appear to constitute an endorsement or contribution by the Company.
      Employees must also comply with the Foreign Corrupt Practices Act, which generally makes it unlawful to give anything of value to foreign government officials, foreign political parties, party officials, or candidates for public office for the purposes of obtaining, or retaining, business for the Company. Any questions about compliance should be directed to a member of the Ethics Committee.

D.	Bribery, Kickback and Fraud
      No Company funds or assets, merchandise or products, or services shall be paid, loaned, provided or otherwise disbursed as bribes, “kickbacks,” or other payments designed to influence or compromise the conduct of the recipient. Company funds and assets, merchandise or products, or services shall never be used in furtherance of any fraudulent activity.
      To illustrate the ethical standard the Company expects every employee to maintain, the following conduct is expressly prohibited.

•	Payment of money, gifts, loans or other favors which are intended, or which might have the appearance of being intended, to influence business decisions or compromise independent judgment of another party in regard to such party’s dealings with the Company; and

•	Payment of rebates or “kickbacks” for obtaining business for the Company.
      Reasonable commissions or similar payments consistent with industry practice and pursuant to written agreements entered into in the ordinary course of business and recorded on the books of the Company are not prohibited by this policy. Any employee found to be engaged in activities involving a bribe, kickback, or other unlawful payment, or attempting to initiate such activities, will be subject to termination and possible criminal proceedings. All employees have a responsibility to report any actual or attempted bribery, kickback or unlawful payment to the Ethics Committee.

E.	International Operations
      Laws and customs vary throughout the world, but all employees must uphold the integrity of the Company. When conducting business in other countries, it is imperative that employees be sensitive to foreign legal requirements and also to United States laws that apply to foreign operations. For example, the United States government uses economic sanctions and trade embargoes to further various foreign policy and national security objectives. Employees must abide by all economic sanctions or trade embargoes adopted by the United States. Inquires regarding whether a transaction on behalf of the Company complies with applicable foreign and United States laws should be referred to the Legal Department.

IV.	Corporate Records
A.                Maintenance of Books and Records
      The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. The Company has adopted record keeping procedures to assist it in meeting its internal needs and the requirements of applicable laws and regulations. These established procedures must be followed to assure the complete and accurate recording of all transactions. All employees, within their areas of responsibility, are expected to adhere to these procedures, as directed by appropriate Company officers. For example, business expenses must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, you should consult the Travel and Expense Policy and other applicable Company policies. All transactions involving Company assets should be properly recorded. Unrecorded or “off the books” funds, assets or payments should never be maintained or made.
B.                Document Retention
      The space available for the storage of Company documents, both on paper and in electronic form, is limited and expensive. Therefore, periodic discarding of documents is necessary. On the other hand, there are legal requirements that certain records be retained for specific periods of time. Before disposing of documents, employees should consult the Chief Financial Officer or the Legal Department. Employees who are unsure about the need to keep particular documents should consult with the Legal Department so that a judgment can be made as to the likelihood that the documents will be needed.

      Whenever it becomes apparent that documents of any type may be required in connection with a lawsuit or government investigation, all possibly relevant documents should be preserved, and ordinary disposal or alteration of documents pertaining to the subjects of the litigation or investigation should be immediately suspended. If an employee is uncertain whether documents under his or her control should be preserved because they might relate to a lawsuit or investigation, he or she should contact the Legal Department.

C.	Accounting Records
      Any accounting adjustments that materially depart from generally accepted accounting principles (“GAAP”) must be approved by the Audit Committee of the Board of Directors and reported to the Company’s independent auditors. In addition, all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other relationships of the Company with unconsolidated entities or other persons that may have material current or future effects on the financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses must be disclosed to the Audit Committee and the Company’s independent auditors.
      No employee may interfere with or seek to improperly influence, directly or indirectly, the auditing of the Company’s financial records. Violation of these provisions shall result in disciplinary action, up to and including termination, and may also subject the violator to substantial civil and criminal liability.
      If an employee becomes aware of any improper transaction or accounting practice concerning the resources of the Company, he or she should report the matter immediately as provided in our Procedures Regarding Complaints and Concerns About Accounting Matters, attached hereto as Exhibit B. There will be no retaliation against employees who report in good faith questionable accounting or auditing matters.

D.	Duties of Chief Executive Officer, President/ Chief Operating Officer, Chief Financial Officer and Senior Financial Personnel
      This Code of Ethics is intended and designed to promote full, fair, accurate, timely and understandable disclosure in the Company’s SEC filings and other public communications. The chief executive officer (“CEO”), President, and all senior financial personnel, including the chief financial officer (“CFO”) and controller, hold an especially important and elevated role in corporate governance. They are vested with both the responsibility and authority to protect, balance, and preserve the interests of all of the Company’s stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which business is conducted. They fulfill this responsibility by prescribing and enforcing the policies and procedures employed in the operation of the Company’s finance department, and by taking the following actions:

The CEO, President, CFO and senior financial personnel will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies that:

•	Encourage professional integrity in all aspects of the finance department, by fostering responsible behavior and eliminating fear of reprisals or similar action from the finance department and the Company itself;

•	Prohibit and eliminate the occurrence of conflicts between what is in the best interest of the Company and what is in the material personal interest of the CEO, President, CFO or members of the finance department;

•	Provide opportunities to and encourage members of the finance department to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior;

The CEO, President, CFO and senior financial personnel will establish and manage the Company’s reporting systems and procedures to provide a reasonable level of assurance that:

•	Business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with GAAP and established Company financial policy;

•	The retention or proper disposal of Company records is in accordance with applicable legal and regulatory requirements; and

•	The financial reports of the Company are made in accordance with applicable laws.

V.	Employee Policies
      The Company is committed to fostering a work environment in which all individuals are treated with respect and dignity. Violence and threatening behavior are not permitted. Each individual should be permitted to work in a business-like atmosphere that promotes equal employment opportunities and prohibits discriminatory practices, including harassment. Therefore, the Company expects that all relationships among persons in the workplace will be business-like and free of unlawful bias, prejudice and harassment. It is the Company’s policy to provide equal employment opportunity without discrimination or harassment on the basis of race, color, national origin, religion, sex, age, sexual orientation, disability, or any other status protected by law. The Company’s Equal Employment Opportunity, Anti-Harassment Policies and other employee policies are posted in the Boston office and can be found electronically on the company’s shared drive under the Human Resources folder.

VI.	Compliance with the Code of Ethics
      The Code of Ethics will be provided to each employee. It shall be the employee’s responsibility to review, understand and follow it and to raise any questions regarding the Code to their manager and director or a member of the Ethics Committee. In addition, all employees are expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code of Ethics. A violation of this Code of Ethics may result in appropriate disciplinary action including the possible termination from employment with the Company, without additional warning.
      The Company strongly encourages dialogue among employees and their supervisors to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations. Employees should whenever possible attempt to resolve questions before taking actions that they believe may involve ethical issues. The Code of Ethics reflects general principles to guide employees in making ethical decisions and is not intended to address every situation. Nothing in this Code of Ethics prohibits or restricts the Company from taking any disciplinary action on any matters pertaining to employee conduct, whether or not they are expressly discussed in this document. The Code of Ethics is not intended to create any express or implied contract with any employee or third party.
      The Audit Committee of the Board of Directors of the Company has the exclusive responsibility for the final interpretation of the Code of Ethics. The Code of Ethics may be revised, changed or amended at any time by the Board of Directors of the Company or its designated committee.

VII.	Reporting Suspected Non-Compliance
A.                General Policy
      To assist in the administration of the Code of Ethics, the Company has established an Ethics Committee. The Committee is comprised of the Director of Human Resources, Chief Financial Officer and Corporate Counsel. All employees should feel safe about reporting any ethical violations or accounting concerns and from any reprisals. Because failure to report criminal activity can itself be understood to condone the crime, employees are required to come forward with any such information, without regard to the identity or position of the suspected offender. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.
Reporting of Ethical Concerns
      As part of its commitment to ethical and legal conduct, the Company expects its employees to bring to the attention of the Ethics Committee, or any of the people it designates, information about suspected violations of this Code of Ethics by any Company employee or agent.
Reporting of Accounting Concerns
      Employees who have information about suspected improper accounting, internal control or auditing matters may bring it to the attention of a member of the Ethics Committee or to a member of the Audit Committee, or may submit an anonymous complaint as provided below.
B.                Complaint Procedure
      Notification of Complaint - Information about known or suspected violations by any employee should be reported promptly. The notification should specify in reasonable detail the nature of the complaint and the persons involved in and with knowledge of the violation. It should be accompanied by any supporting documentation. Notification may be verbal or written. If the notification is verbal, it may be made to any member of the Ethics Committee or Audit Committee, or on an anonymous basis by contacting the Ethics Committee Chairperson as provided on Exhibit A. Written notices may be deposited in the Ethics Committee’s or Audit Committee’s mailbox located in the Company’s Boston, MA office, or delivered to any member of the Ethics or Audit Committee. Contact information for members of the Ethics Committee, as well as the Company’s Audit Committee, is set forth in Exhibit A.
      Investigation - Reports of violations will be investigated under the Ethics Committee’s supervision, as it finds appropriate. Reports to the Ethics Committee that relate to accounting, internal control or auditing matters may be referred by the Ethics Committee to the Audit Committee for investigation in accordance with that Committee’s procedures, attached as Exhibit B. Employees are required to cooperate in the investigation of reported violations.
      Confidentiality - To the extent practical and appropriate under the circumstances, neither the Ethics Committee nor, if applicable, the Audit Committee, will disclose the identity of anyone who reports a suspected violation or who participates in the investigation. Employees should be aware that the Ethics Committee or, if applicable, the Audit Committee, and those assisting the applicable Committee are obligated to act in the best interests of the Company.
      Protection Against Retaliation - Retaliation in any form against an individual who reports a violation of this Code of Ethics or of law in good faith, even if the report is mistaken, or who assists in the investigation of a reported violation, is a serious violation of this policy. Acts of retaliation should be reported immediately to a member of the Ethics Committee and will result in appropriate disciplinary action.
C.                Waivers
      While some of the policies contained in this Code must be strictly adhered to and no exceptions can be allowed, in very limited cases exceptions may be possible. Any employee who believes that an exception to any of these policies is appropriate should first contact his or her manager or director. If the manager or director agrees that an exception may be appropriate, the approval of the Ethics Committee must be obtained. The Ethics Committee will be responsible for determining whether a waiver will be permitted and for communicating such decision to the requesting individual. The chairperson of the Ethics Committee will be responsible for maintaining a complete record of all requests for exceptions to any of these provisions and the disposition of such requests.

      Any executive officer or member of the Board of Directors who seeks an exception to any of these policies should contact the Board of Directors. Any waiver of this Code for executive officers or directors or any change to this Code that applies to executive officers or directors may be made only by the Board of Directors and will be disclosed as required by law or the listing standards of Nasdaq.
* * * * * * * *
      This Code of Ethics shall be distributed to each employee and member of the Board of Directors of the Company.

EXHIBIT A
How to Contact the Ethics Committee and Audit Committee
Ethics Committee
      Written information may be mailed to the Ethics Committee in care of the Company or deposited in a sealed envelope in the Ethics Committee’s mailbox located in the mailroom at the Company’s Boston, MA office. You may also contact individual members of the Ethics Committee using the following information:

Name	E-Mail Address	Telephone Number	Mailing Address

Amy Higgins	ahiggins@colorkinetics.com	(617)701-2328	Each c/o
(Chairperson)			Color Kinetics Incorporated
David Johnson	david@colorkinetics.com	(617)701-2222	10 Milk Street, Suite 1100
Peter Karol	pkarol@colorkinetics.com	(617)701-2326	Boston, MA 02108
Audit Committee
      Written information may be mailed to the Audit Committee in care of the Company or deposited in a sealed envelope in the Audit Committee mailbox located in the mailroom at the Company’s Boston, MA office. You may also contact individual members of the Audit Committee using the following information:

Name	E-Mail Address	Telephone Number	Mailing Address

James O’Connor	jamesfoconnor@comcast.net	(617)227-2040	Each c/o
(Chairperson)			Color Kinetics Incorporated
Elisabeth Allison	liz allison@att.net	(617)489-3327	10 Milk Street, Suite 1100
Noubar Afeyan	nafeyan@flagshipventures.com	(617)868-1888	Boston, MA 02108
Garo Armen	garmen@antigenics.com	(212)994-8200
      To leave an anonymous, confidential verbal message for the Audit Committee or Ethics Committee, you may also call the Director of Human Resources at 617-701-2328 at any time.

EXHIBIT B
PROCEDURES REGARDING COMPLAINTS AND CONCERNS
ABOUT ACCOUNTING MATTERS
      The Sarbanes-Oxley Act of 2002 requires audit committees to establish procedures for:

i.	the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and

ii.	the confidential, anonymous submission by employees of the company of concerns regarding such matters.
      Accordingly, the Audit Committee of Color Kinetics Incorporated has adopted the procedures set forth below.

A.	Receipt, Retention and Treatment of Complaints.

1. Receipt.
      Any officer, director or other employee of the Company who receives a complaint, whether from an employee of the Company or any other person, regarding accounting, internal accounting controls or auditing matters (a “Complaint”) shall promptly advise the Company’s Ethics Committee of the receipt and substance of the Complaint.
      Promptly upon being advised of such a Complaint, a member of the Ethics Committee (or, if such Complaint is received by a member of the Audit Committee, such member) shall inform the Chair of the Audit Committee of the substance of the complaint and forward copies of any writing or other documentation from another person in connection with the Complaint to the Chair of the Audit Committee. Notwithstanding the requirement to inform the Chair of the Audit Committee, a member of the Ethics Committee being advised of a Complaint may elect not to so inform the Audit Committee if (a) he or she determines that the Complaint is frivolous or without merit and (b) all of the members of the Ethics Committee agree with that determination.
      Complaints may also be made to the Ethics Committee or Audit Committee on an anonymous basis by a written submission deposited in the Ethics Committee or Audit Committee’s mailbox, or delivered to any member of the Audit Committee or by leaving a confidential message on the voice mail of (617) 701-2328.

2.	Retention.
      The Ethics Committee shall retain all writings and other documentation received in connection with a Complaint, in a secure area, for at least five (5) years from the receipt.

3.	Treatment.
      The Audit Committee shall include the matters raised by any Complaint received that is directly by any member of the Committee or that is referred to it by the Ethics Committee on the agenda for discussion at its next meeting following. If the Chair of the Audit Committee determines, in his or her reasonable judgment, that the matters raised in the Complaint should be addressed prior to the next regularly scheduled meeting of the Audit Committee, the Chair shall call a special meeting of the Audit Committee to be held at a sooner time.
      The Audit Committee may invite the members of the Ethics Committee and any other employees of the Company, as well as representatives of the Company’s independent auditors or its outside legal counsel, to attend all or a portion of the meeting at which a discussion of the Complaint is scheduled. In addition, the Audit Committee may engage independent counsel and other advisers, as it may deem necessary, in evaluating and responding to the Complaint. At the meeting, the Audit Committee shall discuss and evaluate the merits of the Complaint and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate, to address the substance of the Complaint.

B.	Employee Submissions.
Employees of the Company who harbor any concerns regarding questionable accounting or auditing matters should contact any member of the Ethics Committee or any member of the Audit Committee. The names of and contact information for each of those persons are attached to this Code as Annex A.
An employee who wishes to raise concerns anonymously may do so by submitting such employee’s concerns in writing to any of the persons named on Annex A or by leaving a confidential message on (617) 701-2328. Written information may be mailed to the Audit Committee in care of the Company or deposited in a sealed envelope in the Audit Committee mailbox located at the Company’s Boston, MA office. You may also contact individual members of the Audit Committee. Even if an employee submits concerns other than anonymously, the Company will endeavor to protect the privacy and confidentiality of that employee to the extent possible. In any event, no employee will be penalized for reporting a concern (unless that employee is found to have knowingly and willfully made a false report).
All concerns regarding questionable accounting, internal controls or auditing matters will be treated in the same manner as Complaints received under Section A above (concerning receipt, retention and treatment of Complaints).
* * * * * * * *
      These procedures shall be distributed to each employee of the Company as part of its Code of Ethics.

APPENDIX D
COLOR KINETICS INCORPORATED
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
As Approved by the Board of Directors on April 7, 2004
Statement of Purpose
      The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee of the Board of Directors. The purpose of the Committee is to identify individuals qualified to become members of the Board, to recommend nominees for election as directors at each annual meeting of stockholders and nominees for election by the Board of Directors to fill any vacancies on the Board of Directors and to address related matters. The Committee shall also develop and recommend to the Board of Directors corporate governance principles and be responsible for an annual review of the performance of the Board of Directors.
Organization
      Charter. The Committee shall review this charter at least annually, and any changes shall be submitted to the Board of Directors for approval.
      Members. The members of the Committee shall be appointed by the Board of Directors and shall consist of at least two members, each of whom shall meet the independence requirements of Nasdaq Marketplace Rule 4200(a)(15).
      Meetings. The Committee shall meet at least once a year and at such other times as the Committee may determine.
      Quorum; Action by Committee. A quorum of any Committee meeting shall be at least a majority of its members. All determinations of the Committee shall be made by a majority of those members present at a meeting duly called and held. The Committee may also act by unanimous consent, given in writing or by electronic transmission.
      Reports. The Committee shall report to the Board of Directors upon request.
Principal Responsibilities
      A. Director Recruitment. The Committee shall recruit, evaluate and recommend (in consultation with the Chairman of the Board and the Chief Executive Officer) candidates to fill positions on the Board of Directors, including as a result of the removal, resignation or retirement of any director, an increase in the size of the Board of Directors or otherwise. The Committee shall also review any candidate recommended by stockholders of the Company in light of the Committee’s criteria for selection of new directors. In recommending new Directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific areas of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the Committee shall deem appropriate.
      B. Selection of Director Nominees. The Committee shall identify and review candidates for the Board of Directors and recommend to the full Board candidates for election to the Board.
      C. Governance Guidelines. The Committee shall recommend to the Board of Directors corporate governance guidelines addressing, among other matters, (i) the size, composition and responsibilities of the Board of Directors and its committees, (ii) the tenure and retirement of Directors, and (iii) changes in the organization and procedures of the Board. The corporate governance guidelines shall be reviewed not less frequently than annually by the Committee, and the Committee shall make recommendations to the Board of Directors with respect to changes to the guidelines.

D-1

      D. Advice as to Committee Membership and Operations. The Committee shall advise the Board of Directors with respect to (i) the charters, structure and operations of the various committees of the Board of Directors, and (ii) its recommendations for appointments of members to the committees, qualifications for membership thereon, rotation of members among other committees of the Board of Directors and selection of committee chairs.
      E. Evaluation of the Board and the Committee. The Committee shall oversee an annual evaluation of the Board of Directors. The Committee shall report annually to the Board on the results of the evaluation. The Committee shall evaluate its own performance on an annual basis.
      F. Director Education. The Committee shall consider on an annual basis the nature of any continuing education that may be desirable for the Board and, if appropriate, recommend to the Board of Directors that resources be made available in this regard.
      G. Other Delegated Responsibilities. The Committee shall carry out such other duties as may be delegated to it by the Board of Directors from time to time.

IV.	Other
      A. Access to Records, Personnel and Others. The Committee shall have full access to any relevant records and personnel of the Company. The Committee shall have the authority to retain, at Company expense, independent advisers (including legal counsel, accountants, search firms and consultants) as it determines necessary to carry out its duties.
      B. Delegation. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

D-2

APPENDIX E
COLOR KINETICS INCORPORATED
COMPENSATION COMMITTEE CHARTER
As Approved by the Board of Directors on April 7, 2004

I.	Statement of Purpose
      The Compensation Committee (the “Committee”) is a standing committee of the Board of Directors. The purpose of the Committee is to assist the Board of Directors in discharging its responsibilities relating to compensation of the Company’s directors and executive officers and related matters, to determine or make recommendations to the Board regarding the compensation of the chief executive officer and other executive officers of the Company, and to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally, and to administer the Company’s stock incentive plans and employee stock purchase plans.

II.	Organization
      A. Charter. At least annually, the Committee shall review this charter and any proposed changes shall be submitted to the Board of Directors for approval.
      B. Members. Each member of the Committee shall be appointed by the Board of Directors and shall meet:

(i) the independence requirements of Nasdaq Marketplace Rule 4200(a)(15);

(ii) the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

(iii) the requirements of a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
      The Committee shall consist of at least two members.
      C. Meetings. The Committee shall meet at least once a year and at such other times as the Committee may determine. The Committee shall meet periodically in executive session, as it deems appropriate. The Company’s chief executive officer may not be present during voting or deliberations of the Committee related to his or her compensation.
      D. Quorum; Action by Committee. A quorum of any Committee meeting shall be a majority of its members then in office. All determinations of the Committee shall be made by a majority of those members present at a meeting duly called and held. The Committee may also act by unanimous consent given in writing or by electronic transmission.
      E. Minutes and Reports. Minutes for all meetings of the Committee and records of all actions taken by written consent or electronic transmission, shall be prepared to document the Committee’s actions. The Committee shall make reports to the Board of Directors upon request.

III.	Principal Responsibilities of the Committee

•	Administers the Company’s stock option plans and employee stock purchase plans, including the grant of stock options to all eligible employees under the Company’s existing stock option plans.

•	Determines or makes recommendations to the Board of Directors concerning salaries, bonuses and other matters relating to compensation of the Chief Executive Officer and the executive officers of the Company.

E-1

•	Determines or makes recommendations to the Board of Directors concerning severance arrangements with executive officers of the Company.

•	Reviews and makes recommendations from time to time on the status of Board compensation in relation to other comparable companies.

•	Reviews and makes recommendations to the Board of Directors with respect to stockholder proposals related to compensation matters.

•	Reviews and makes recommendations to the Board of Directors regarding employee compensation and benefit plans and programs generally, including employee bonus and retirement plans and programs.

•	Prepares the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Carries out such other duties as may be delegated to it by the Board of Directors from time to time.
IV.     Other
      A. Access to Records, Personnel and Others. The Committee shall have full access to any relevant records and personnel of the Company. The Committee shall have the authority to retain, at Company expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties.
      B. Delegation. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.
      C. Performance Evaluation. The Committee shall evaluate its performance on an annual basis.

E-2

ANNUAL MEETING OF STOCKHOLDERS OF

COLOR KINETICS INCORPORATED

May 25, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1:	Election of Directors —The following Directors have been nominated for re-election as Class I directors

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
¡	Noubar B. Afeyan
¡	Michael Hawley
¡	James F. O’Connor

The Board of Directors recommends a vote “FOR” the election of all nominees for Director.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: ƚ

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted by this method.
☐

FOR	AGAINST	ABSTAIN
Proposal 2: To approve an Amendment of the 2004 Stock Incentive Plan to increase the number of shares currently available for issuance under the plan from 1,000,000 to 1,500,000. The effect of this amendment will be to increase the maximum number of shares issuable under the Stock Incentive Plan from 1,750,000 to 2,250,000.
☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 2.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COLOR KINETICS INCORPORATED

10 Milk Street, Suite 1100
Boston, MA 02108

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William J. Sims and David K. Johnson as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Color Kinetics Incorporated held of record by the undersigned on April 4, 2005, at the Annual Meeting of Stockholders to be held at the office of Foley Hoag LLP at Seaport World Trade Center West, 155 Seaport Boulevard, Boston, MA 02210, on May 25, 2005, at 10:00 a.m. local time, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)